Exhibit 99.2

(CHART) Page ? 1 Volume and Market Share EPS Analysis Revenue and Gross Margin Note: Unless otherwise noted, information is presented on a GAAP basis Note: Q2'09 includes restructuring charge of $113M. (r) Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 FY11 FY12 TAM 143.7 131.6 131.9 145.8 123.8 111.4 135.4 152.4 160.4 163.3 156.2 164.0 167.5 159.5 165.8 176.1 Share 23.9% 26.3% 26.7% 27.0% 28.6% 28.3% 29.5% 28.9% 30.9% 31.3% 31.8% 30.9% 31.2% 31.2% 32.5% 32.8% Units (HDD) 34.2 34.5 35.2 39.4 35.5 31.6 40.0 44.1 49.5 51.1 49.7 50.7 52.2 49.8 53.8 57.8 ASP $61 $59 $56 $53 $51 $50 $48 $49 $52 $51 $47 $46 $47 $45 $44 $46 Revenue $2,204 $2,111 $1,993 $2,109 $1,823 $1,592 $1,928 $2,208 $2,619 $2,641 $2,382 $2,396 $2,475 $2,252 $2,403 $2,694 Gross Margin $513 $477 $425 $424 $290 $253 $370 $514 $687 $665 $535 $437 $475 $410 $469 $541 Gross Margin % 23.3% 22.6% 21.3% 20.1% 15.9% 15.9% 19.2% 23.3% 26.2% 25.2% 22.5% 18.2% 19.2% 18.2% 19.5% 20.1% R&D $122 $123 $128 $133 $119 $125 $132 $142 $154 $160 $154 $167 $169 $179 $188 $193 SG&A $59 $56 $56 $57 $42 $49 $52 $53 $60 $64 $61 $59 $66 $63 $77 $71 Other $ - $ - $ - $ - $113 $18 ($23) $ - $ - $ - $27 $ - $ - $10 $32 $18 Total Operating Expenses $181 $179 $184 $190 $274 $192 $161 $195 $214 $224 $242 $226 $235 $252 $297 $282 Operating Income $332 $298 $241 $234 $16 $61 $209 $319 $473 $441 $293 $211 $240 $158 $172 $259 Net Income $305 $280 $213 $211 $14 $50 $196 $288 $429 $400 $265 $197 $225 $146 $158 $239 EPS $1.35 $1.23 $0.94 $0.93 $0.06 $0.22 $0.86 $1.25 $1.85 $1.71 $1.13 $0.84 $0.96 $0.62 $0.67 $1.01 Diluted Shares Outstanding 226 227 227 226 224 226 227 230 232 234 235 234 235 236 237 237 Top 10 Customers Revenue 47% 48% 53% 51% 49% 47% 52% 56% 55% 51% 52% 50% 48% 49% 53% 49% Revenue by Channel OEM 48% 50% 57% 56% 57% 48% 54% 52% 48% 49% 54% 50% 45% 47% 55% 53% Distributors 34% 34% 24% 26% 21% 30% 29% 31% 30% 33% 29% 32% 33% 33% 29% 29% Retail 18% 16% 19% 18% 22% 22% 17% 17% 22% 18% 17% 18% 22% 20% 16% 18% Revenue by Geography Americas 32% 28% 29% 23% 23% 26% 24% 22% 25% 24% 25% 23% 22% 22% 20% 19% Europe 32% 31% 25% 29% 29% 28% 22% 22% 25% 24% 21% 23% 25% 24% 20% 22% Asia 36% 41% 46% 48% 48% 46% 54% 56% 50% 52% 54% 54% 53% 54% 60% 59% Compute Units Notebook 7.134 8.819 9.878 12.411 11.187 7.932 14.670 16.528 17.735 17.072 16.802 16.582 17.385 16.227 16.867 19.622 Desktop 18.331 17.834 15.863 17.484 14.225 14.659 16.349 18.282 19.290 21.461 20.282 20.918 20.411 20.118 22.348 21.588 Non-Compute Units Consumer Electronics 4.077 3.109 4.097 3.913 4.128 3.487 3.666 3.064 4.083 4.643 5.306 5.239 4.709 4.765 6.459 7.188 Branded 3.390 3.456 4.081 4.396 4.918 4.512 3.994 4.539 6.219 5.565 5.005 5.678 7.427 6.404 5.672 7.060 Enterprise Units 1.280 1.324 1.266 1.203 1.005 0.973 1.308 1.669 2.170 2.356 2.346 2.319 2.284 2.318 2.463 2.369 Total HDD Units 34.212 34.542 35.185 39.407 35.463 31.563 39.987 44.082 49.497 51.097 49.741 50.736 52.216 49.832 53.809 57.827 Amounts in millions; except per share amounts,ASP, percentages. Revenue by Geography Rolling Four Quarters Ending Q1 FY09 Revenue by Geography Rolling Four Quarters Ending Q1 FY12 (CHART) (CHART) Asia 56% Europe 23% Americas 21% (CHART) Asia 43% Europe 29% Americas 28% (CHART) (CHART)

Page ? 2 (r) Free Cash Flow R4Q Return on Invested Capital R&D and Capital Expenditures Gross vs. Net Cash & Cash Equivalents Business Model Gross Margin 18%-23%Operating Expense 9%-10%Operating Income 8%-14%Tax 6%-9% of Income Before TaxCapital Expenditures 7%-8% Inventory Turns 12-16 TurnsConversion Cycle 4-8 Days Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 FY11 FY12 Cash and Cash Equivalents $917 $917 $1,104 $1,213 $1,376 $1,579 $1,794 $2,056 $2,435 $2,826 $2,734 $2,858 $3,110 $3,230 $3,490 $3,675 Debt $775 $514 $509 $507 $504 $502 $482 $463 $444 $425 $400 $375 $350 $325 $294 $263 Net Cash and Cash Equivalents $142 $403 $595 $706 $872 $1,077 $1,312 $1,593 $1,991 $2,401 $2,334 $2,483 $2,760 $2,905 $3,196 $3,412 Cash Flow From Operations $519 $431 $229 $301 $300 $355 $349 $434 $557 $588 $363 $390 $505 $313 $447 $352 Free Cash Flow $350 $294 $83 $139 $160 $249 $238 $258 $358 $411 $178 $190 $255 $138 $294 $218 Capital Expenditures $169 $137 $146 $162 $140 $106 $111 $176 $199 $177 $185 $200 $250 $175 $153 $134 Depreciation and Amortization $111 $111 $113 $117 $122 $119 $122 $121 $126 $128 $134 $150 $151 $151 $150 $158 EBITDA $443 $409 $354 $351 $138 $180 $331 $440 $599 $569 $427 $361 $391 $309 $322 $417 Accounts Receivable, Net $1,086 $1,014 $1,010 $1,082 $926 $824 $926 $1,131 $1,365 $1,257 $1,256 $1,325 $1,250 $1,171 $1,206 $1,356 Inventory Raw Materials $171 $153 $144 $129 $124 $104 $97 $96 $102 $115 $159 $155 $141 $151 $172 $170 Work in Process $131 $131 $145 $168 $159 $152 $154 $173 $212 $254 $255 $266 $274 $260 $263 $275 Finished Goods $157 $171 $167 $180 $163 $129 $125 $126 $139 $138 $146 $140 $153 $163 $142 $200 Inventory, Net $459 $455 $456 $477 $446 $385 $376 $395 $453 $507 $560 $561 $568 $574 $577 $645 Property, Plant and Equipment, Net $1,560 $1,529 $1,668 $1,674 $1,620 $1,570 $1,584 $1,625 $1,696 $1,756 $2,159 $2,245 $2,277 $2,249 $2,224 $2,209 Accounts Payable $1,216 $1,144 $1,181 $1,215 $1,075 $1,001 $1,101 $1,342 $1,507 $1,508 $1,507 $1,703 $1,628 $1,486 $1,545 $1,708 Days Sales Outstanding 45 44 46 47 46 47 47 47 47 43 48 50 46 47 46 46 Days Inventory Outstanding 25 25 27 26 27 26 24 21 21 23 28 26 26 28 27 27 Days Payables Outstanding 66 64 69 66 64 68 69 72 71 69 74 79 74 73 73 72 Cash Conversion Cycle 4 5 4 7 9 5 2 (4) (3) (3) 2 (3) (2) 2 - 1 Inventory Turns 15 14 14 14 14 14 15 17 17 16 13 14 14 13 13 13 Shares Repurchased - 1.5 - 1.2 - - - - - - - 1.8 - - - - Shares Repurchased $ $ - $44 $ - $36 $ - $ - $ - $ - $ - $ - $ - $50 $ - $ - $ - $ - Remaining Amount Authorized $46 $502 $502 $466 $466 $466 $466 $466 $466 $466 $466 $416 $416 $416 $416 $416 R4Q ROIC 31.4% 33.8% 34.0% 33.5% 22.9% 14.9% 13.9% 15.3% 24.9% 31.2% 30.2% 26.4% 21.1% 15.6% 13.2% 13.6% R4Q ROA 19.0% 20.7% 21.2% 21.1% 14.7% 9.8% 9.2% 10.4% 17.0% 21.2% 20.7% 18.1% 14.6% 10.9% 9.2% 9.5% Worldwide Headcount 42,534 41,876 50,072 51,409 50,838 43,898 45,991 52,208 55,128 61,803 62,500 62,817 62,991 61,349 65,431 67,799 Balance sheet, cash flows, earnings and share repurchase amounts in millions (CHART) (CHART) (CHART) (CHART) Note: Unless otherwise noted, information is presented on a GAAP basis

Page ? 3 FootnotesFY08 and Q1 FY11 ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substratesUnit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and mediaWorldwide Headcount excludes temporary employeesConsumer Electronics includes gaming (r) FormulasShare = Units / TAMASP = Revenue / UnitsFree Cash Flow = Cash Flow from Operations - Capital ExpendituresEBITDA = Net income + Interest Expense + Income Tax Expense + Depreciation and AmortizationDays Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days)Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days)Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days)Cash Conversion Cycle = DSO + DIO - DPOInventory Turns = 364 days / DIOR4Q ROIC = R4Q (Net Income from Continuing Operations + Interest Expense) / R4Q Average (Equity + Debt)R4Q ROA = R4Q Net Income from Continuing Operations / R4Q Average Total Assets

Page ? 4 (r) Non-GAAP Financial MeasuresFree Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet, repaying debt and repurchasing stock. We also believe that free cash flow is one of several benchmarks used by investors for comparison of our liquidity with other companies in our industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP. EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance. Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 FY11 FY12 Reconciliation of Cash Flows from Operations to Free Cash Flow Cash Flows from Operations $519 $431 $229 $301 $300 $355 $349 $434 $557 $588 $363 $390 $505 $313 $447 $352 Capital Expenditures (169) (137) (146) (162) (140) (106) (111) (176) (199) (177) (185) (200) (250) (175) (153) (134) Free Cash Flow $350 $294 $83 $139 $160 $249 $238 $258 $358 $411 $178 $190 $255 $138 $294 $218 Reconciliation of Net Income to EBITDA Net Income $305 $280 $213 $211 $14 $50 $196 $288 $429 $400 $265 $197 $225 $146 $158 $239 Interest Expense 16 8 4 4 9 3 2 2 2 1 1 - 1 (1) 2 1 Income Tax Expense 11 10 24 19 (7) 8 11 29 42 40 27 14 14 13 12 19 Depreciation and Amortization 111 111 113 117 122 119 122 121 126 128 134 150 151 151 150 158 EBITDA $443 $409 $354 $351 $138 $180 $331 $440 $599 $569 $427 $361 $391 $309 $322 $417